UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

4800 Montgomery Lane, Suite 800	Bethesda, Maryland 20814
(Address of principal executive offices)	(Zip Code)

(240) 497-9024

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value, $0.001 per share	NWBO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Senior Management Team Appointment

On December 12, 2019, Northwest Biotherapeutics, Inc. (the “Company”) announced that it appointed Ms. Jean M. Davis, 48, as Chief Financial Officer, Chief Accounting Officer and Interim Chief Information Officer of the Company, effective December 9, 2019.

Ms. Davis is a Certified Public Accountant, Certified Sarbanes-Oxley Expert, Certified Internal Auditor and Certified Project Management Professional. Ms. Davis brings to the Company over 24 years of experience assisting both national and multi-national, public and private companies with their finance and accounting functions, financial reporting, compliance with financial, industry-specific and federal regulations and related matters. Ms. Davis obtained her Master of Science in Business with a concentration in Finance and Accounting from Johns Hopkins University.

Prior to joining the Company, Ms. Davis served as a Risk Advisory Senior Manager of BDO USA LLP, focused on assisting public national and multi-national companies to comply with Sarbanes-Oxley requirements and the remediation of identified internal control deficiencies. While at BDO in 2019, Ms. Davis assisted the Company with its SOX Section 404 evaluation of internal controls. From 2001 to 2018, Ms. Davis performed as an Audit Senior Manager and Project Manager at Cotton & Company LLP. Prior to Cotton & Company, Ms. Davis served as the Risk Management and Internal Audit Director at a public telecommunications company. Ms. Davis also worked previously at Deloitte & Touche LLP.

Ms. Davis will earn a salary of $265,000 per year, payable in accordance with the Company's standard payroll practices. The compensation package also includes 1,750,000 stock options that will vest on a pro-rata monthly basis over the first 36 months of employment, and 1,750,000 stock options that will vest based on milestones mutually agreed by the Company and Ms. Davis.

Except for her work for the Company while at BDO, Ms. Davis has no relationship with the Company, no family relationships with any of the Company’s directors or executive officers, and there have been no related party transactions between the Company and Ms. Davis reportable under Item 404(a) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.
Date: December 13, 2019	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairperson